                                                                    Exhibit 10.2


_______________________________________________________________
_______________________________________________________________



                WARRANT

         REGISTRATION RIGHTS AGREEMENT


           Dated as of May 13, 1996


                Between


           PARK COMMUNICATIONS, INC.

       MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED

                 AND

            GOLDMAN, SACHS & CO.



_______________________________________________________________
_______________________________________________________________

                               TABLE OF CONTENTS

Section                                                                Page

Section 1.    Definitions............................................  1

Section 2.    Registration Rights....................................  6

  2.1(a)    Requested Registration...................................  6
  2.1(b)    Effective Registration...................................  7
  2.1(c)    Restrictions on Sale by Holders..........................  8
  2.1(d)    Underwritten Registrations...............................  8
  2.1(e)    Expenses.................................................  9
  2.1(f)    Priority in Requested Registration.......................  9
  2.2(a)    Piggy-Back Registration..................................  9
  2.2(b)    Priority in Piggy-Back Registration...................... 11
  2.3       Limitations, Conditions and
             Qualifications to Obligations Under
             Registration Covenants.................................. 12
  2.4       Restrictions on Sale by the Company
             and Others.............................................. 14
  2.5     Rule 144 and Rule 144A..................................... 15
  2.6     Registration on Form S-3................................... 15

Section 3.  [Intentionally Omitted]

Section 4.  Registration Procedures.................................. 16

Section 5.  Indemnification and Contribution......................... 24

Section 6.  Miscellaneous............................................ 28

     (a)   No Inconsistent Agreements................................ 28
     (b)   Amendments and Waivers.................................... 29
     (c)   Notices................................................... 30
     (d)   Successors and Assigns.................................... 30
     (e)   Counterparts.............................................. 30
     (f)   Headings.................................................. 31
     (g)   Governing Law; Jurisdiction............................... 31
     (h)   Severability.............................................. 31
     (i)   Entire Agreement.......................................... 31
     (j)   Attorneys' Fees........................................... 31
     (k)   Securities Held by the Company or Its
             Affiliates.............................................. 31

    (l)   Remedies..............................................  32

           WARRANT REGISTRATION RIGHTS AGREEMENT


       THIS WARRANT REGISTRATION RIGHTS AGREEMENT (the
"Agreement") is made and entered into as of May 13, 1996, between PARK COMMUNICATIONS, INC., a Delaware corporation (the
"Company"), and MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED and GOLDMAN, SACHS & CO. (the "Purchasers").

       This Agreement is made pursuant to the Purchase Agreement, dated as of May 6, 1996, among the Company and the Purchasers (the "Purchase Agreement"), relating to, among other things, the sale by the Company to the Purchasers of an aggregate of 80,000 Units, each Unit consisting of $1,000 principal amount at maturity of 13-3/4% Senior Pay-in-Kind Notes due 2004 and 10 warrants, each initially exercisable for one (1) share of Common Stock, par value $0.0001 per share, of the Company. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and the Holders (as defined herein), among other things, the registration rights for the Warrants and the Warrant Shares (as defined herein) set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers under the Purchase Agreement.

       In consideration of the foregoing, the parties hereto agree as follows:

   Section 1. Definitions. As used in this Agreement, the following defined terms shall have the following meanings:

       "Advice" has the meaning ascribed to such term in the last paragraph of Section 4 hereof.

       "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be. For the purposes of this definition, the term "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative of the foregoing. None of the Purchasers or any of their Affiliates shall be deemed to be an Affiliate of the Company or of any of its subsidiaries or Affiliates.

       "Business Day" shall mean a day that is not a Legal
   Holiday.

       "Capital Stock" means any and all shares, interests, participations, or other equivalents (however designated) of corporate stock of the Company, including each class of common stock and preferred stock of the Company, together with any warrants, rights, or options to purchase or acquire any of the foregoing.

       "Common Stock" shall mean the Common Stock, par value
   $0.0001 per share, of the Company.

       "Company" shall have the meaning ascribed to that term in the preamble of this Agreement and shall also include the Company's permitted successors and assigns.

       "Debt Warrants" means the Warrants issued pursuant to
   Section 10.21 of the Indenture.

       "DTC" has the meaning ascribed to such term in
   Section 4(i) hereof.

       "Exchange Act" means the Securities Exchange Act of
   1934, as amended from time to time.

       "Holder" means each holder (including the Purchasers) of any Warrants or Warrant Shares, and each of their successors, assigns and direct and indirect transferees who become registered owners of such Warrant Shares.

       "Included Securities" has the meaning ascribed to such term in Section 2.1(a) hereof.

       "indemnified party" has the meaning ascribed to such term in Section 5(c) hereof.

       "indemnifying party" has the meaning ascribed to such term in Section 5(c) hereof.

       "Indenture" means the Indenture, of even date herewith, between the Company and IBJ Schroder Bank &

   Trust Company, as Trustee, pursuant to which the Notes are issued.

       "Inspectors" has the meaning ascribed to such term in
   Section 4(n) hereof.

       "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

       "Notes" means the aggregate of $80,000,000 aggregate principal amount of 13-3/4% Senior Pay-in-Kind Notes due
   2004 of the Company issued under the Indenture.

       "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

       "Piggy-Back Registration" has the meaning ascribed to such term in Section 2.2(a) hereof.

       "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

       "Public Equity Offering" has the meaning set forth in the Warrant Agreement.

       "Purchase Agreement" has the meaning ascribed to such term in the preamble hereof.

       "Purchasers" has the meaning ascribed to such term in the preamble hereof.

       "Registrable Securities" means any of (i) the Warrants, (ii) the Warrant Shares and (iii) any other securities issued or issuable with respect to any Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, unless, in each case, such Warrants or Warrant Shares have been offered and sold pursuant to an effective registration statement under the Securities Act. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder and without the lapse of any further time or the satisfaction of any condition, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

       "Registration Election Date" has the meaning set forth in the Warrant Agreement.

       "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities) and other reasonable out-of-pocket expenses of Holders (it being understood that Registration Expenses shall not include, as to the fees and expenses of counsel, the fees and expenses of more than one counsel for the Holders).

       "Registration Statement" shall mean any appropriate registration statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

       "Requested Registration" has the meaning ascribed to such term in Section 2.1(a) hereof.

       "Requisite Securities" shall mean a number of Registrable Securities equal to not less than 50% of the Registrable Securities held in the aggregate by all Holders; provided, however, that with respect to any action to be taken at the request of the Holders of the Registrable Securities prior to such time as the Warrants have expired pursuant to the terms thereof and of the Warrant Agreement, each Warrant outstanding shall be deemed to represent that number of Registrable Securities for which such Warrant would be then exercisable (without giving effect to the Cashless Exercise (as defined in the Warrant Agreement)).

       "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

       "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

       "SEC" shall mean the Securities and Exchange
   Commission.

       "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

       "Selling Holder" shall mean a Holder who is selling
   Registrable Securities in accordance with the provisions of Section 2.1 or 2.2.

       "Warrant Agent" means IBJ Schroder Bank & Trust
   Company and any successor Warrant Agent for the Warrants pursuant to the Warrant Agreement.

       "Warrant Agreement" means the Warrant Agreement dated as of May 13, 1996 between the Company and the Warrant
   Agent, as amended or supplemented from time to time in accordance with the terms thereof.

       "Warrants" means, at any time, all warrants of the Company issued pursuant to the Warrant Agreement and then outstanding.

       "Warrant Shares" means the shares of Common Stock deliverable upon exercise of the Warrants.

   Section 2.  Registration Rights.

       2.1 (a) Requested Registration. At any time and from time to time after (i) the 180th day after the occurrence of a Public Equity Offering and/or (ii) the 90th day after the Registration Election Date, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for registration under the Securities Act of their Registrable Securities (a "Requested Registration"). Within (i) 365 days in the case of any Requested Registration under clause (i) of the preceding sentence or (ii) 90 days in the case of any Requested Registration under clause (ii) of the preceding sentence of the receipt of such written request for a Requested Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 15 days after the receipt thereof. Within 20 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 2.1(b) and 2.1(f) hereof, the Company shall be required to register Registrable Securities pursuant to this Section 2.1(a) on a maximum of one occasion; provided, however, that if one such Requested Registration has been completed prior to issuance of the Debt Warrants, the Company shall be required to effect one additional Requested Registration.

       (b)  Effective Registration.  A Registration
Statement will not be deemed to have been effected as a Requested Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter, such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) a Requested Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 180 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to effect Requested Registrations pursuant to this Section 2.1. For purposes of calculating the 180-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Requested Registration at any time prior to the effective date of such Requested Registration. Notwithstanding any such withdrawal by a Holder of Registrable Securities, if the Company has complied with all of its obligations hereunder, such withdrawal shall not require the Company to effect any additional Requested Registrations.

       (c) Restrictions on Sale by Holders. Each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.1 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 30-day period prior to, and during the 120-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

       The foregoing provisions of Section 2.1(c) shall not apply to any Holders of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

       (d) Underwritten Registrations. If any of the Registrable Securities covered by a Requested Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.

       No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 10b-6 and 10b-7 under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

       (e) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a) hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

       (f)  Priority in Requested Registration.   In a
registration pursuant to Section 2.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Requested Registration or who have sought inclusion therein that in such underwriter's or underwriters' reasonable opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement (such securities for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders) and (ii) second, provided that no securities sought to be included by the Holders have been excluded from such registration, securities to be sold for the account of the Company and the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company in the order of priority determined in accordance with agreements between the Company and such other Persons, if any.

       2.2 (a) Piggy-Back Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security-holders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or any other publicly registered offering pursuant to the Securities Act pertaining to the issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 15 days before the anticipated filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of

Registrable Securities as each such Holder may request in writing within 15 days (or eight days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act) after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (A) 180 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security-holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

       No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

       (b) Priority in Piggy-Back Registration. In a registration pursuant to Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' reasonable opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (other than pursuant to the exercise of piggyback rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, provided that no securities sought to be included by the Company have been excluded from such registration, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement (such securities for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders) and (iii) third, provided that no securities sought to be included by the Company or the Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not involving the registration for sale of securities for the Company's own account only, securities shall be registered in such offering in the following order of priority: (i) first, securities to be sold for the account of the Company and the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities sought to be registered by such Persons),
(ii) second, provided that no securities of the Company or such Person referred to in the immediately preceding clause (i) have been excluded from such registration, the securities requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement (such securities for the account of the Holders to be allocated among the Holders pro rata based on the total amount of securities sought to be registered by the Holders) and (iii) third, provided that no securities of such Person referred to in the immediately preceding clause (i) or of the Holders have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons).

       If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

       2.3 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company set forth in Sections 2.1, 2.2 and 2.6 hereof are subject to each of the following limitations, conditions and qualifications:

       (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 90 days after the date of the determination of the Board of Directors referred to in the next sentence of this paragraph, and the duration of such postponement or suspension shall be excluded from the calculation of the 180-day period described in Section 2.1(b) hereof; provided, further, however, that no postponement may be effected, and no right of any Holder to effect sales may be suspended, pursuant to the provisions hereof in respect of a Requested Registration such that the Registration Statement in respect thereof is not filed within 365 days of the request therefor. Such postponement or suspension may be effected only if the Company determines reasonably and in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential; provided, however, that the Company shall not be entitled to such postponement or suspension more than once in any twelve-month period. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer of the Company to the Selling Holders as to such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Requested Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the Requested Registration the Company is required to effect pursuant to Section 2.1 hereof.

      (ii) The Company shall not be required by this Agreement to effect a Requested Registration within 120 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for its own account; provided, however, that this clause (ii) shall not apply if the underwriter of such offering consents to the request for such Requested Registration pursuant to
   Section 2.1(a).

     (iii) The Company shall not be required by this Agreement to effect a Requested Registration within 90 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for the account of any securityholder of the Company; provided, however, that this clause (ii) shall not apply if the underwriter of such offering consents to the request for such Requested Registration pursuant to Section 2.1(a).

      (iv) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

       (v) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is required by the SEC.

       2.4  Restrictions on Sale by the Company and Others.
The Company covenants and agrees that (i) it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) during the 30-day period prior to, and during the 90-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to a Requested Registration which has been requested pursuant to this Agreement, or a Piggy-Back Registration which has been scheduled, prior to the Company or any of its subsidiaries publicly announcing its intention to effect any such public sale or distribution; (ii) the Company will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Requested Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof; and (iii) that it shall use its reasonable best efforts to secure the written agreement of each of its officers and directors to not effect any public sale or distribution of any securities of the same class as the Registrable Securities (or any securities convertible into or exchangeable or exercisable for any such securities), or any option or right for such securities during the period described in clause (i) of this Section 2.4.

       2.5 Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable

Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

       2.6 Registration on Form S-3. (a) In addition to the rights set forth in Section 2.1 and 2.2 hereof, if a Holder or Holders requests that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would be at least $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3). Any such Registration Statement need only be kept effective for 18 months from its date of effectiveness.

       (b) The Holders' right to register Registrable Securities under Section 2.6 shall be shared pro rata among all Holders of Registrable Securities and all other holders of securities of the Company who have a right to request inclusion therein based on the number of Registrable Securities held by each Holder.

       (c) Notwithstanding the foregoing, the Company shall not be obligated to effect more than one registration pursuant to this Section 2.6 or take any action pursuant to this
Section 2.6 in the following situations: (i) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); or (ii) during the period starting with the date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement described in (i) above or pursuant to Section 2.1 or 2.2 hereof; provided, however, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, however, that no other Person could require the Company to file once registration statement in such period.

   Section 3.  [Intentionally Omitted]

   Section 4. Registration Procedures. In connection with the obligations of the Company with respect to any Registration
Statement pursuant to Sections 2.1, 2.2 and 2.6 hereof, the Company shall, except as otherwise provided:

       (a) Prepare and file with the SEC as soon as practicable each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or any Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (only for registrations pursuant to Section 2.1 hereof) (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof. The Company shall not file any Registration Statement or Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (only for registrations pursuant to Section 2.1 hereof) if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law.

       (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the

   Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

       (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or (B) the initiation of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

       (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the

   Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

       (e)  If reasonably requested by the managing
   underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering (only for registrations pursuant to Section 2.1 hereof),
   (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
   (iii) supplement or make amendments to such Registration
   Statement.

       (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

       (g)  Deliver to each Holder of Registrable
   Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

       (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of

   Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities may request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the period required hereunder for effectiveness of the Registration Statement and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any jurisdiction where it is not then so subject.

       (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

       (j)  [Intentionally Omitted]

       (k)  Upon the occurrence of any event contemplated by
   Section 4(c)(v) or 4(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 4(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (l) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

       (m) For registrations pursuant to Section 2.1 hereof, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use best efforts to obtain opinions of counsel to the Company and updates thereof, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

       (n)  Make available for inspection by a
   representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all material non-public information shall be kept confidential by such Inspector, except to the extent that (i) the disclosure of such information is necessary or advisable to avoid or correct a misstatement or omission in the Registration Statement or in any Prospectus; provided, however, that prior notice is given to the Company, and the Company's legal counsel and such Holder's legal counsel concur that disclosure is required,
   (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)), or

   (iv) such information has been made generally available to the public.

        (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security-holders earnings statements satisfying the provisions of
   Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods.

       (p) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

       (q)  Cooperate with the Selling Holders of
   Registrable Securities to facilitate the timely preparation and delivery of certificates representing
   Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

       Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller for so long as such seller fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

       Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv), 4(c)(v), or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof), or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will, at the Company's expense, deliver to the Company all copies, other than permanent file copies, then in such Holder's actual possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that nothing herein shall create any obligation on the part of any Holder to undertake to retrieve or return any such Prospectus not within the actual possession of such Holder. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof or (y) the Advice.

   Section 5. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Holder, each underwriter who participates in an offering of Registrable Securities, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

       (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company (except as provided in Section 5(d) below); and

     (iii)  from and against any and all expenses
   whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by such Holder, or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by such Holder or any underwriter with respect to such Holder or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

       (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of gross proceeds received by such Holder from the sale of Registrable Securities pursuant to any Registration Statement.

       (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than on account of this indemnity agreement and shall not relieve the indemnifying party from its obligation under this
Section 5 unless materially prejudiced thereby. An indemnifying party may participate at its own expense in the defense of such action. Notwithstanding the foregoing, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (such approval not to be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional written release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim.

       (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to
Section 5(a)(iii) above, such indemnifying party agrees that it shall liable for any settlement of the nature contemplated by
Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

       (e)  If the indemnification provided for in Section
5(a) or (b) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand from the offering of the Warrants pursuant to the Purchase Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

       The relative fault of the Company on the one hand and the Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(e). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon such untrue or alleged untrue statement or omission or alleged omission.

       No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       For purposes of this Section 5(e), each Person, if any, who controls a Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

   Section 6.  Miscellaneous.

       (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into, or cause or permit any of its subsidiaries to enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

       (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of holders of Registrable Securities then outstanding and the holders of Notes which would be entitled to Debt Warrants representing not less than a majority of the Registrable Securities (assuming all Debt Warrants had been issued); provided, however, that no such consent of the holders of the Notes need be obtained (i) if and to the extent that any such amendment, modification, supplement or waiver or consent would not adversely affect their rights hereunder (assuming the Debt Warrants were then outstanding) or (ii) after the issuance of Debt Warrants (or after the date on which the Company consummates a Public Equity Offering or Strategic Equity Investment (each as defined in the Indenture) resulting in net proceeds to the Company of at least $40.0 million such that the Debt Warrants are not required to be issued under the Indenture). For purposes of the foregoing sentence, outstanding Warrants and Debt Warrants not yet issued shall be deemed to equal that number of shares of Common Stock for which such Warrant or Debt Warrant would then be exercisable (assuming all conditions to exercise were satisfied and such exercise were entirely for cash and not by surrender of Warrants and assuming all Debt Warrants were then issued and each were exercisable for one share of Common Stock). Notwithstanding the foregoing, (A) Section 5 hereof and this
Section 6(b) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement) and each holder of Notes, if the Debt Warrants have not yet been issued, affected by such amendment, modification or supplement (provided that no consent of the holders of Notes need be obtained after the date on which the Company consummates a Public Equity Offering or Strategic Equity Investment resulting in net proceeds to the Company of at least $40.0 million such that the Debt Warrants are not required to be issued under the Indenture) and (B) no amendment or waiver of the proviso to the last sentence of
Section 2.1(a) hereof may be effected without the consent of the holders of the Notes who would hold a majority of the Debt Warrants, or if the Debt Warrants have been issued, the holders of a majority of the Debt Warrants. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Holders of not less than a majority of the Registrable

Securities proposed to be sold by such Holders pursuant to such Registration Statement.

       (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address of such Holder as set forth in the register for the Warrants or the Warrant Shares, which address initially is, with respect to the Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the address set forth below the Company's name on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c), with a copy to Eckert Seamans Cherin & Mellott, Attention: Stephen I. Burr, Esq., and thereafter at such other address notice of which is given in accordance with the provisions of this Section 6(c).

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if Personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties and the holders of the Notes prior to the issuance of the Debt Warrants, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

       (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (g)  Governing Law; Jurisdiction.  THIS AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

       (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

       (i) Entire Agreement. This Agreement, together with the Purchase Agreement and the Warrant Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, the Purchase Agreement and the Warrant Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

       (j) Attorneys' Fees. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

       (k)  Securities Held by the Company or Its
Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Warrants is required hereunder, Registrable Securities or Warrants held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

       (l) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

              [Signature Page Follows]

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                     PARK COMMUNICATIONS, INC.


                     By:
                        Name:  Wright M. Thomas
                        Title: President


                        Address for Notices:
                        333 West Vine Street
                        Suite 1700
                        Lexington, Kentucky  40507
                        Facsimile No.: (606) 252-7275
                        Telephone No.: (606) 226-9609

                     MERRILL LYNCH, PIERCE, FENNER
                      & SMITH INCORPORATED


                     By:
                        Name:
                        Title:


                        Address for Notices:
                        Merrill Lynch World Headquarters
                        World Financial Center
                        North Tower
                        New York, New York  10281-1305
                        Facsimile No.: (212) 449-8983
                        Telephone No.: (212) 449-1000

                     GOLDMAN, SACHS & CO.


                     By:
                        Name:
                        Title:


                        Address for Notices:
                        85 Broad Street
                        New York, New York  10004
                        Facsimile No.: (212) 902-3000
                        Telephone No.: (212) 902-1000